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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                    Kemper Global/International Series, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                              YOUR VOTE IS NEEDED!

                    PLEASE VOTE ON THE REVERSE SIDE OF THIS
                   FORM AND SIGN IN THE SPACE PROVIDED BELOW.
                       RETURN YOUR COMPLETED PROXY IN THE
                            ENCLOSED ENVELOPE TODAY.

          *Please fold and detach card at perforation before mailing*

                    KEMPER GLOBAL/INTERNATIONAL SERIES, INC.

                              GROWTH FUND OF SPAIN

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                SPECIAL MEETING OF SHAREHOLDERS - APRIL 6, 2000

     The undersigned hereby appoints Kathryn L. Quirk, Philip J. Collora, Maureen E. Kane and Caroline Pearson, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Growth Fund of Spain (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on April 6, 2000 at 2:00 p.m., Eastern time, and at any adjournments thereof.

                                    PLEASE SIGN AND RETURN PROMPTLY IN THE
                                   ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                   Dated                , 2000
                                         ---------------

                                   Please sign exactly as your name or names
                                   appear. When signing as attorney, executor,
                                   administrator, trustee or guardian, please
                                   give your full title as such.
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                                   ------------------------------------------
                                                  Signature(s)

                                             YOUR VOTE IS IMPORTANT!

                                     PLEASE INDICATE YOUR VOTING INSTRUCTIONS
                                     ON THE PROXY CARD BELOW. SIGN, DATE AND
                                       RETURN IT IN THE ENVELOPE PROVIDED.
                                   TO SAVE THE COST OF ADDITIONAL SOLICITATIONS,
                                         PLEASE MAIL YOUR PROXY PROMPTLY.

         - Please fold and detach card at perforation before mailing -
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THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH YOUR
INSTRUCTIONS. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, YOUR VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW. The Directors of your Fund unanimously recommend that you vote FOR each item.
You may receive additional proxies for your other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


                                               FOR  AGAINST  ABSTAIN
Proposal 1: To approve a change to the         [ ]    [ ]      [ ]
            Fund's investment policies so
            that the Fund will seek its
            investment objective of long-term
            capital appreciation through
            investing primarily in a diversified
            portfolio of securities issued by
            established foreign companies.

                                               FOR  AGAINST  ABSTAIN  FOR ALL
                                               ALL    ALL      ALL    EXCEPT*
Proposal 2: To modify or eliminate certain     [ ]    [ ]      [ ]      [ ]
            policies and to eliminate the
            shareholder approval requirement
            as to certain other matters.

*To vote against or abstain with respect to a particular change, refer to the Proxy Statement and write the number of the sub-proposal(s) on the line below.

2.1 Elimination of Classification of Investment   2.8  Lending
    Objective and Policies as Fundamental         2.9  Short Sales
2.2 Borrowing                                     2.10 Margin Purchases
2.3 Senior Securities                             2.11 Pledging of Assets
2.4 Purchase of Commodities                       2.12 Investment for Control
2.5 Concentration                                 2.13 Investment in Mineral
2.6 Underwriting of Securities                         Exploration
2.7 Investment in Real Estate                     2.14 Investment in other
                                                       Investment Companies
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THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS
WITH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.